United States

Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 6, 2013

SHFL entertainment, Inc.

(Exact name of registrant as specified in its charter)

Minnesota (State or Other Jurisdiction of Incorporation or Organization)	0-20820 (Commission File Number)	41-1448495 (IRS Employer Identification No.)

6650 El Camino Road, Las Vegas, Nevada 89118

(Address of Principal Executive Offices)

    Registrant’s Telephone Number, Including Area Code: (702) 897-7150

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On September 6, 2013, SHFL entertainment, Inc. (NASDAQ Global Select Market: SHFL) (the “Company”) issued a press release announcing its financial results for its third quarter ended July 31, 2013. The full text of the press release is furnished as Exhibit 99.1 to this report.  Such information shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1	Press release dated September 6, 2013, regarding the Company’s financial results for its third quarter ended July 31, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SHFL entertainment, Inc.
(Registrant)

Date: September 6, 2013

/s/ MICHAEL GAVIN ISAACS
Michael Gavin Isaacs
Chief Executive Officer